Exhibit 99.2

ELMS to Reveal All-Electric Medium Duty Commercial Truck at Expo for FedEx Ground Contractors

– Reveal will Occur at Route Consultant Contractor Expo in Nashville, TN – Largest Independent Gathering of
FedEx Ground Contractors in the Country

– ELMS to Begin Taking Orders with Production Slated for Second Half of 2022

– Urban Utility Expected to Have Approximately 250 Miles of Range Unloaded and Support Variable Cargo Box Lengths

Troy, Mich. (June 21, 2021) – Electric Last Mile, Inc. (“ELMS” or “the Company”) today announced today that it plans to reveal its working prototype of the Urban Utility, the Company’s all-electric medium duty cab forward truck, and begin taking orders at the Route Consultant Contractor Expo on July 30-31st. Held in Nashville, Tennessee, the annual Expo is the largest independent gathering of FedEx Ground contractors in the country.

ELMS will be joined at the Route Consultant Contractor Expo by its strategic distribution partner, Randy Marion Automotive Group, and will host test drives of both its Class 3 Urban Utility medium duty EV as well as its all-electric Urban Delivery cargo van. ELMS expects to begin production of the Urban Delivery, the anticipated first Class 1 commercial EV in the U.S., later this year.

With an estimated range of approximately 250 miles unloaded, the ability to support variable cargo box lengths and an expected payload of around 5,700 pounds, the Urban Utility is anticipated to be the second electric vehicle in ELMS’ last mile portfolio. The Urban Utility’s start of production is expected in the second half of 2022, and its introduction would position ELMS to offer commercial electric vehicle solutions spanning the Class 1 to Class 3 last mile segment.

“We have seen strong early indications of interest in our Urban Utility from fleets seeking more efficient and sustainable last mile delivery solutions,” said James Taylor, Co-Founder and CEO of ELMS. “With our reveal, we are excited to show our full suite of last mile e-mobility solutions to some of the country’s largest delivery providers.”

The Urban Utility is also expected to come with a suite of connectivity solutions that would allow fleet operators full visibility of their vehicles in near real time, as well as the ability to turn each Urban Utility vehicle into a Wi-Fi hotspot. In addition, ELMS expects to include over-the-air software update capabilities aimed at reducing vehicle downtime. As part of its integrated business model, ELMS also plans to offer upfitting solutions to customize the Urban Utility to fleets’ individual end-use cases.

In December 2020, ELMS announced it entered into a definitive agreement to merge with Forum Merger III Corporation (“Forum”, Nasdaq: FIII), a special purpose acquisition company. Forum has announced that it will hold a stockholder meeting to approve the transaction on June 24, 2021. The combined company will be named Electric Last Mile Solutions, Inc. and the common stock of Electric Last Mile Solutions, Inc. will continue to be listed on the Nasdaq Capital Market under the new ticker symbol “ELMS.” All stockholders of Forum as of May 20, 2021 are encouraged to vote their shares before June 24, 2021.

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com or Twitter @ELMSolutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the business combination, because these documents contain important information about Forum, ELMS and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as the Record Date. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Forum Merger III Corporation

investors@forummerger.com

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com

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